Concentration of Risks	12 Months Ended
Dec. 31, 2013
Risks And Uncertainties [Abstract]
Concentration of Risks
3.	CONCENTRATION OF RISKS

Concentration of credit risk

Assets that potentially subject the Group to significant concentration of credit risk primarily consist of cash and accounts receivable. As of December 31, 2013, substantially all of the Group’s cash was deposited in financial institutions located in the PRC and Hong Kong, which management believes are of high credit quality. Accounts receivable are typically unsecured and are derived from commission earned from lottery administration centers in the PRC. The risk with respect to accounts receivable is mitigated by credit evaluations the Group performs on its lottery administration centers and its ongoing monitoring of outstanding balances.

Concentration of suppliers

Approximately 90.3%, 98.3% and 87.3% of total service fees were derived from service fees received from lottery purchased from three lottery administration centers for the years ended December 31, 2011, 2012 and 2013, respectively. The significance of the service fees received from the three lottery administration centers are as follows. The service fees received from the respective lottery administration centers represent net revenues recognized before the reduction of: (i) incentives paid to end users, (ii) the residual amount of lottery pool contributed by the Group and (iii) the cost of additional prize money to be shared between the lottery administration centers and the Group.

	For the years ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Lottery administration center A	133,809	111,533	169,474	27,995
Lottery administration center B	34,744	43,440	75,212	12,424
Lottery administration center C	41,339	13,653	45,231	7,472

Concentration of serviced lottery products

Approximately 88.0%, 88.0% and 95.9% of total service fees was derived from five lottery products for the years ended December 31, 2011, 2012 and 2013, respectively.

Current vulnerability due to certain other concentrations

The Group’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than 30 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC’s political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

The Group transacts the majority of its business in RMB, which is not freely convertible into foreign currencies. On January 1, 1994, the PRC government abolished the dual rate system and introduced a single rate of exchange as quoted daily by the People’s Bank of China (the “PBOC”). However, the unification of the exchange rates does not imply that the RMB may be readily convertible into United States dollars or other foreign currencies. All foreign exchange transactions continue to take place either through the PBOC or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the PBOC. Approval of foreign currency payments by the PBOC or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts. Additionally, the value of the RMB is subject to changes in central government policies and international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market.